EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Eric J. Martin
Eric J. Martin
Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel. Van Katwijk, a Director and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ C. Michiel Van Katwijk
C. Michiel. Van Katwijk
Director and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Members Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Members Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Advisor Elite II	Separate Account VA B	811-06032
Income Elite II	Separate Account VA B	811-06032
Transamerica Retirement Income Plus	Separate Account VA B	811-06032
ABC Variable Annuity Series	Separate Account VA B	811-06032
123 Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA C	811-09503
Members Extra Variable Annuity	Separate Account VA C	811-09503
Income Elite Variable Annuity	Separate Account VA M	811-22622
Transamerica Liberty Variable Annuity	Separate Account VA W	811-21594
Members Liberty Variable Annuity	Separate Account VA W	811-21594
Transamerica Advisor Elite Variable Annuity	Separate Account VA X	811-21776
Transamerica Axiom Variable Annuity	Separate Account VA Y	811-21858
Transamerica Principium II Variable Annuity	Separate Account VA EE	811-22182
Dreyfus/Transamerica Triple Advantage® Variable Annuity	Separate Account VA-2L	811-07042
DWS Personal Pension Variable Annuity	Separate Account VA HH	811-22544

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2013.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel